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                                                                   EXHIBIT 10.21

                               AMENDMENT NO. 4 TO
                              EMPLOYMENT AGREEMENT

            This is an Amendment, dated as of February 24, 2005 (the "Amendment"), to the Employment Agreement made as of the 1st day of March, 2000, by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer"), and PATRICIA A. RICE, an individual (the "Employee").

                                   Background

            A. The Employer and the Employee executed and delivered that certain Employment Agreement, dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement, dated as of August 8, 2000, that certain Amendment No. 2 to Employment Agreement, dated as of February 23, 2001, and that certain Amendment No.3 to Employment Agreement, dated as of December 10, 2004 (as amended, the "Employment Agreement").

            B. On October 17, 2004, Select Medical Holdings Corporation (f/k/a EGL Holding Company), a Delaware corporation ("Holdings"), EGL Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Holdings ("EGL"), and the Employer entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, upon the terms and subject to the conditions set forth therein, EGL will merge with and into the Employer (the "Merger") with the Employer continuing as the surviving corporation.

            C. On December 20, 2004, Holdings, the Employee and certain other individuals and entities party thereto entered into an Agreement (the "Rollover Agreement") pursuant to which, among other things, the Employee agreed to contribute his shares of stock in the Employer to Holdings in exchange for shares of stock of Holdings and to amend the Employment Agreement as set forth herein.

            D. In consideration of the Employee's continued employment with the Company and other good and valuable consideration, including the mutual covenants and agreements contained in the Rollover Agreement, the receipt and sufficiency of which is hereby acknowledged, the Employer and the Employee hereby agree, intending to be legally bound hereby, as follows (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Employment Agreement).

                                    Agreement

            1. The Merger and other transactions contemplated by the Merger Agreement shall not be treated as a Change of Control under the terms and provisions of the Employment Agreement and the Employee shall forgo any change of control or similar payments that the Employee would otherwise be entitled to receive under such provisions if the Merger or other transactions contemplated by the Merger Agreement or the Rollover Agreement would have been treated as a Change of Control (including any gross-up or payments, or to reimburse the Employee, for excise taxes resulting from such payments or other benefits

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provided under the Employment Agreement or otherwise in connection with the
Merger and other transactions contemplated by the Merger Agreement or the Rollover Agreement).

            2. For the avoidance of doubt, it is understood that the aforementioned provisions shall remain in effect with respect to any future Change of Control and, except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.

                           [Signature Page to Follow]

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            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                        The Employer:

                                        SELECT MEDICAL CORPORATION

                                        By: /s/ Michael E. Tarvin
                                            ____________________________________
                                            Michael E. Tarvin
                                            Senior Vice President

                                        The Employee:

                                        /s/ Patricia A. Rice
                                        ________________________________________
                                        Patricia A. Rice